Fees Summary	May 30, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	18,774.96
Total Transaction Valuation	122,631,977.00
Total Offset Amount	0.00
Net Fee	$ 18,774.96